UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024 (April 29, 2024)

GOLDEN MINERALS COMPANY

(Exact name of registrant as specified in its charter)

delaware	1-13627	26-4413382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Indiana Street, Suite 650

Golden, Colorado 80401

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 839-5060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AUMN	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 29, 2024, two of Golden Minerals Company’s Mexico subsidiaries, Minera William S.A. de C.V. (“Minera William”) and Mineral Labri S.A. de C.V. (“Minera Labri”), entered into certain asset purchase and sale agreements (the “Sale Agreements”) with a privately held Mexican company (the “Buyer”). Pursuant to the terms of the Sale Agreements, Minera William and Minera Labri agreed to sell certain mining concessions, equipment, land parcels and other assets to the Buyer in exchange for an aggregate purchase price of $5.5 million in cash, plus Value-Added Tax (“VAT”). The assets being sold include the Velardeña and Chicago mines, both oxide and sulfide processing plants and related equipment. Pursuant to the terms of the Sales Agreements: (i) on April 29, 2024, the Buyer paid a non-refundable advance payment of $1.0 million in cash to the Company; (ii) on May 20, 2024, the Buyer shall pay $2.0 million in cash, plus VAT (including VAT on the advance payment), to the Company and (iii) on July 1, 2024, the Buyer shall pay $2.5 million in cash, plus VAT, to the Company.

The foregoing description of the Sales Agreements does not purport to be complete and is qualified in its entirety by the full text of each of the Sales Agreements, copies of which will be filed as exhibits to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024.

Item 7.01	Regulation FD Disclosure.

The information set forth in Item 1.01 is incorporated herein.

Item 8.01	Other Events.

On April 30, 2024, the previously disclosed settlement agreement (the “Settlement Agreement”) between Minera William and Unifin Financiera, S.A.B. de C.V. (“Unifin”), relating to the lawsuit between the entities was granted final court approval. As previously described in the Company’s Current Report on Form 8-K filed on December 12, 2023, under the terms of the Settlement Agreement, Minera William agreed to pay US$250,000 to Unifin in exchange for Unifin’s withdrawal of the lawsuit and release of Minera William from any future claim related to the dispute.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2024

Golden Minerals Company

By:	/s/ Julie Z. Weedman
Name: Julie Z. Weedman
Title: Senior Vice President and Chief Financial Officer

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